Prospectus Supplement	228306 9/05

dated September 30, 2005 to the retail prospectuses of all Putnam retail funds other than money market funds

CDSC on Class A Shares. Beginning October 3, 2005, class A shares purchased without an initial sales charge (other than shares purchased by qualified retirement plans) may be subject to a deferred sales charge of 1.00% if redeemed within eighteen months of purchase. Accordingly, in the section “How do I buy fund shares?” the following sentence is added after the second sentence immediately following the table in the subsection on deferred sales charges:

Unless otherwise agreed with Putnam Retail Management, class A shares purchased on or after October 3, 2005 that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within eighteen months of purchase.

For information on the different CDSC that may apply to class A shares purchased prior to October 3, 2005, please see the prospectus.